PROSPECTUS SUPPLEMENT                           Filed Pursuant to Rule 424(b)(3)
(TO PROSPECTUS DATED AUGUST 8, 2001)            Registration No. 333-65216


                    [Logo of The First American Corporation]

                         THE FIRST AMERICAN CORPORATION



                        $210,000,000 Principal Amount of
                  4.50% Senior Convertible Debentures Due 2008
                   (Interest Payable April 15 and October 15)



                             7,500,000 Common Shares
                             (Subject To Adjustment)



     This document supplements the prospectus dated August 8, 2001, as supplemented by the prospectus supplement dated September 7, 2001, the prospectus supplement dated October 9, 2001, the prospectus supplement dated November 21, 2001 and the prospectus supplement dated January 25, 2002 relating to the senior convertible debentures and the common shares issuable upon conversion of the senior convertible debentures. This prospectus supplement is incorporated by reference into the prospectus. The information in this prospectus supplement replaces and supersedes the information set forth under the heading "Selling Securityholders" in the prospectus dated August 8, 2001.


             YOU SHOULD READ CAREFULLY THE "RISK FACTORS" BEGINNING
             ON PAGE 4 OF THE PROSPECTUS BEFORE DECIDING WHETHER TO INVEST IN OUR SENIOR CONVERTIBLE DEBENTURES OR COMMON SHARES.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.


            The date of this prospectus supplement is April 12, 2002.

                             SELLING SECURITYHOLDERS

     The senior convertible debentures were originally purchased from First American on April 24, 2001. The initial purchasers of the senior convertible debentures have advised First American that the senior convertible debentures were resold in transactions exempt from the registration requirements of the Securities Act to "qualified institutional buyers," defined in Rule 144A of the Securities Act and to buyers outside the United States in accordance with Regulation S under the Securities Act. These subsequent purchasers, or their transferees, pledgees, donees or successors, may from time to time offer and sell any or all of the senior convertible debentures and/or First American common shares issuable upon conversion of the senior convertible debentures pursuant to this prospectus.

     The selling securityholders may choose to sell senior convertible debentures and/or common shares issuable upon conversion of the senior convertible debentures from time to time. See "Plan of Distribution."

     The following table sets forth:

         o the name of each selling securityholder who has provided First American with notice as of the date of this prospectus pursuant to the registration rights agreement of its intent to sell or otherwise dispose of senior convertible debentures and/or common shares issuable upon conversion of the senior convertible debentures pursuant to the registration statement;

         o the principal amount of senior convertible debentures and the number of common shares issuable upon conversion of the senior convertible debentures which it may sell from time to time pursuant to the registration statement; and

         o the amount of outstanding senior convertible debentures and common shares beneficially owned by the selling securityholder prior to the offering (assuming no conversion of the senior convertible debentures).

     Except as indicated below, no selling securityholder, and no affiliate of a selling securityholder, has held any position or office with, been employed by or otherwise has had any material relationship with First American or First American's affiliates, during the three years prior to the date of this prospectus.

     A selling securityholder may offer all or some portion of the senior convertible debentures and common shares issuable upon conversion of the senior convertible debentures. Accordingly, no estimate can be given as to the amount or percentage of senior convertible debentures or common shares that will be held by the selling securityholders upon termination of sales pursuant to this prospectus. In addition, the selling securityholders identified below may have sold, transferred or disposed of all or a portion of their senior convertible debentures since the date on which they provided the information regarding their holdings in transactions exempt from the registration requirements of the Securities Act.

                                                  Amount of Senior        Amount of Senior         Common
                                                     Convertible            Convertible            Shares      Common Shares
                                                   Debentures that        Debentures Owned        that may     Owned Before
          Selling Security Holder*                   may be Sold         Before the Offering       be Sold     the Offering
          -----------------------                   -------------        -------------------      ---------    --------------
AAM/Zazove Institutional Income Fund LP.........   $     800,000          $     800,000             28,571           0
Acacia Life Insurance Company...................   $     220,000          $     220,000              7,857           0
Aftra Health Fund...............................   $     285,000          $     285,000             10,178           0
AIG/National Union Fire Insurance...............   $     600,000          $     600,000             21,428           0
Alpine Associates...............................   $   4,350,000          $   4,350,000            155,357           0
Alpine Partners, L.P............................   $     650,000          $     650,000             23,214           0
American Country Insurance Company..............   $     400,000          $     400,000             14,285           0
American Fidelity Assurance Company.............   $     150,000          $     150,000              5,357           0
American Founders Life Insurance Company........   $     250,000          $     250,000              8,928           0
American Motorist Insurance Company.............   $     575,000          $     575,000             20,535           0


American Pioneer Life Insurance Co.
   of New York..................................   $      80,000          $      80,000              2,857           0
American Progressive Life and Health
   Insurance Company of New York................   $      80,000          $      80,000              2,857           0
American Public Entity Excess Pool..............   $      80,000          $      80,000              2,857           0
Amerisure Companies/Michigan Mutual
   Insurance Company............................   $     300,000          $     300,000             10,714           0
Ameritas Life Insurance Company.................   $     450,000          $     450,000             16,071           0
Amwest Surety Insurance Company.................   $     370,000          $     370,000             13,214           0
Arbitex Master Fund, L.P........................   $   6,775,000          $   6,775,000            241,964           0
Arkansas PERS...................................   $   1,150,000          $   1,150,000             41,071           0
Baltimore Life Insurance........................   $     300,000          $     300,000             10,714           0
Banc of America Securities LLC..................   $   9,820,000          $   9,820,000            350,714           0
Bankers Trust Company Trustee for
   DaimlerChrysler Corp Emp.#1
   Pension Plan Dtd 4/1/89......................   $   5,250,000          $   5,250,000            187,500           0
Bay County PERS.................................   $     155,000          $     155,000              5,535           0
BayState Health System, Inc.....................   $      15,000          $      15,000                535           0
BCS Life Insurance Company......................   $     600,000          $     600,000             21,428           0
Bear, Stearns & Co. INC.........................   $   3,000,000          $   3,000,000            107,142           0
Blue Cross Blue Shield of Florida...............   $     750,000          $     750,000             26,785           0
BN Convertible Securities Top Fund..............   $     420,000          $     420,000             15,000           0
Boilermakers Blacksmith Pension Trust ..........   $   1,575,000          $   1,575,000             56,250           0
British Virgin Island Social Security Board.....   $      54,000          $      54,000              1,928           0
Buckeye State Mutual Insurance Co...............   $      25,000          $      25,000                892           0
CapitalCare, Inc................................   $      35,000          $      35,000              1,250           0
CareFirst of Maryland, Inc......................   $     150,000          $     150,000              5,357           0
Catholic Mutual Relief Society of America.......   $     700,000          $     700,000             25,000           0
Catholic Mutual Relief Society of America
   Retirement Plan and Trust....................   $     300,000          $     300,000             10,714           0
Catholic Relief Insurance Company
   of America...................................   $     550,000          $     550,000             19,642           0
Celina Mutual Insurance Company.................   $      20,000          $      20,000                714           0
Central States Health and Life Company
   of Omaha.....................................   $     260,000          $     260,000              9,285           0
Chicago Mutual Insurance Company................   $      70,000          $      70,000              2,500           0
Chrysler Insurance
   Company......................................   $   2,000,000          $   2,000,000             71,428           0
City of Birmingham Retirement &
   Relief System................................   $     750,000          $     750,000             26,785           0
Clinton Riverside Convertible Portfolio
   Limited......................................   $   7,025,000          $   7,025,000            250,892           0
Colgate-Palmolive Company Retirement Trust......   $     380,000          $     380,000             13,571           0
Colonial Life Insurance Company of Texas........   $      45,000          $      45,000              1,607           0
Colonial Lloyd Insurance Company................   $      15,000          $      15,000                535           0
Commonwealth Dealers--CDLIC......................  $     180,000          $     180,000              6,428           0
Concord Life Insurance Company..................   $     180,000          $     180,000              6,428           0
Condor Insurance Company........................   $     160,000          $     160,000              5,714           0
Conseco Annuity Assurance Multi-Bucket
   Annuity Convertible Bond Fund................   $   2,750,000          $   2,750,000             98,214           0
Conseco Fund Group - Convertible Securities
   Fund.........................................   $     750,000          $     750,000             26,785           0
Credit Lyonnais Securities (USA) Inc............   $   2,000,000          $   2,000,000             71,428           0
Credit Suisse First Boston Corporation..........   $   3,230,000          $   3,230,000            115,357           0
CSA Fraternal Life Insurance Company............   $     130,000          $     130,000              4,642           0
CSFB Convertible & Quantitative Strategies......   $   2,500,000          $   2,500,000             89,285           0

                                                                                         -3-

Cumberland Insurance Company....................   $     100,000          $     100,000              3,571           0
Cumberland Mutual Fire Insurance
   Company......................................   $     400,000          $     400,000             14,285           0
Dakota Truck Underwriters.......................   $      25,000          $      25,000                892           0
Delaware PERS...................................   $   1,725,000          $   1,725,000             61,607           0
Delta Airlines Inc. Retirement Plan.............   $   2,620,000          $   2,620,000             93,571           0
Deutsche Bank AG London.........................   $   6,525,000          $   6,525,000            233,035           0
Deutsche Bank Securities Inc....................   $   6,775,000          $   6,775,000            241,964           0
DLB High Yield Fund.............................   $      40,000          $      40,000              1,428           0
Dorinco Reinsurance Company.....................   $     800,000          $     800,000             28,571           0
Eagle Pacific Insurance Company.................   $     270,000          $     270,000              9,642           0
Educators Mutual Life Insurance Company.........   $     230,000          $     230,000              8,214           0
F.I.S.T. Convertible Securities Fund............   $   3,000,000          $   3,000,000            107,142           0
F.R. Convt. Sec. Fn.............................   $     300,000          $     300,000             10,714           0
Farmers Home Mutual Insurance Company...........   $     450,000          $     450,000             16,071           0
Farmers Mutual Protective Association
   of Texas.....................................   $     130,000          $     130,000              4,642           0
Federated Rural Electric Insurance Exchange.....   $     450,000          $     450,000             16,071           0
First Dakota Indemnity Company..................   $      15,000          $      15,000                535           0
First Mercury Insurance Company.................   $     600,000          $     600,000             21,428           0
Founders Insurance Company......................   $      40,000          $      40,000              1,428           0
Franklin and Marshall College...................   $     220,000          $     220,000              7,857           0
FreeState Health Plan, Inc......................   $      45,000          $      45,000              1,607           0
Genessee County Employees' Retirement
   System.......................................   $     275,000          $     275,000              9,821           0
Global Bermuda Limited Partnership..............   $   1,000,000          $   1,000,000             35,714           0
Goldman Sachs and Company.......................   $     500,000          $     500,000             17,857           0
Goodville Mutual Casualty Company...............   $      50,000          $      50,000              1,785           0
Grain Dealers Mutual Insurance..................   $     170,000          $     170,000              6,071           0
Green Tree Perpetual Assurance Company..........   $     250,000          $     250,000              8,928           0
Group Hospitalization and Medical
   Services, Inc................................   $     175,000          $     175,000              6,250           0
Guarantee Trust Life Insurance Company..........   $   1,000,000          $   1,000,000             35,714           0
Guaranty Income Life Insurance Company..........   $     400,000          $     400,000             14,285           0
Gulf Investment Corporation.....................   $     350,000          $     350,000             12,500           0
Hannover Life Reassurance Company
   of America...................................   $     800,000          $     800,000             28,571           0
HealthNow New York, Inc.........................   $     100,000          $     100,000              3,571           0
HFR Master Fund LTD.............................   $     200,000          $     200,000              7,142           0
Highbridge International LLC....................   $   4,000,000          $   4,000,000            142,857           0
Holy Family Society.............................   $     100,000          $     100,000              3,571           0
ICI American Holdings Trust.....................   $     650,000          $     650,000             23,214           0
Independence Blue Cross.........................   $     235,000          $     235,000              8,392           0
Indiana Lumbermens Mutual Insurance
   Company......................................   $     450,000          $     450,000             16,071           0
Integrity Mutual Insurance Company..............   $     300,000          $     300,000             10,714           0
ISBA Mutual Insurance Company...................   $     210,000          $     210,000              7,500           0
Jackson County Employees' Retirement
   System.......................................   $     150,000          $     150,000              5,357           0
Jefferies & Co..................................   $     800,000          $     800,000             28,571           0
JMG Capital Partners, LP........................   $     500,000          $     500,000             17,857           0
Kanawha Insurance Company.......................   $   1,000,000          $   1,000,000             35,714           0
Kerr-McGee Corporation..........................   $     400,000          $     400,000             14,285           0
Lakeshore International Ltd.....................   $   2,000,000          $   2,000,000             71,428           0
Landesbank Schleswig-Holstein
   International S.A............................   $   1,000,000          $   1,000,000             35,714           0

                                                                                        -4-

Landmark Life Insurance Company.................   $      60,000          $      60,000              2,142           0
Lebanon Mutual Insurance Company................   $     140,000          $     140,000              5,000           0
Lehman Brothers Inc.**..........................   $  24,500,000          $  24,500,000            875,000           0
Lincoln Memorial Life Insurance Company.........   $     225,000          $     225,000              8,035           0
Lions Club International Foundation.............   $     200,000          $     200,000              7,142           0
Local Initiatives Support Corporation...........   $      60,000          $      60,000              2,142           0
Loyal Christian Benefit Association.............   $      70,000          $      70,000              2,500           0
Lutheran Brotherhood............................   $   1,000,000          $   1,000,000             35,714           0
Lyxor Master Fund...............................   $   5,000,000          $   5,000,000            178,571           0
Macomb County Employees' Retirement
   System.......................................   $     350,000          $     350,000             12,500           0
Mainstay Convertible Fund.......................   $   4,115,000          $   4,115,000            146,964           0
Mainstay VP Convertible Portfolio...............   $   1,045,000          $   1,045,000             37,321           0
Marquette Indemnity and Life Insurance
   Company......................................   $      60,000          $      60,000              2,142           0
Massachusetts Mutual Life Insurance
   Company......................................   $   1,300,000          $   1,300,000             46,428           0
MassMutual Asia Limited.........................   $      15,000          $      15,000                535           0
MassMutual Corporate Investors..................   $     220,000          $     220,000              7,857           0
MassMutual Diversified Bond Fund................   $      15,000          $      15,000                535           0
MassMutual High Yield Partners II LLC...........   $     775,000          $     775,000             27,678           0
MassMutual Participation Investors..............   $     120,000          $     120,000              4,285           0
Medico Life Insurance Company...................   $     800,000          $     800,000             28,571           0
MEDMARC Insurance Company.......................   $     600,000          $     600,000             21,428           0
Merrill Lynch Insurance Group...................   $     284,000          $     284,000             10,142           0
Michigan Mutual Insurance Company...............   $     850,000          $     850,000             30,357           0
Michigan Professional Insurance Exchange........   $     100,000          $     100,000              3,571           0
Mid America Life Insurance Company..............   $      60,000          $      60,000              2,142           0
Middle Cities Risk Management Trust.............   $     200,000          $     200,000              7,142           0
Midwest Security Life...........................   $     260,000          $     260,000              9,285           0
Morgan Stanley & Co.............................   $  10,000,000          $  10,000,000            357,142           0
Morgan Stanley Dean Witter Convertible
   Securities Trust.............................   $   2,000,000          $   2,000,000             71,428           0
Mutual Protective Insurance Company.............   $   1,000,000          $   1,000,000             35,714           0
Nabisco Holdings................................   $      34,000          $      34,000              1,214           0
Nashville Electric Service......................   $     125,000          $     125,000              4,464           0
National Mutual Insurance Company...............   $      30,000          $      30,000              1,071           0
NCMIC...........................................   $     500,000          $     500,000             17,857           0
New Era Life Insurance Company..................   $     270,000          $     270,000              9,642           0
New York Life Insurance and Annuity
   Corporation..................................   $   1,600,000          $   1,600,000             57,142           0
New York Life Insurance Company.................   $  10,900,000          $  10,900,000            389,285           0
New York Life Separate Account # 7..............   $     555,000          $     555,000             19,821           0
NORCAL Mutual Insurance Company.................   $     225,000          $     225,000              8,035           0
Oak Casualty Insurance Company..................   $      40,000          $      40,000              1,428           0
Ohio Bureau of Workers Compensation.............   $     149,000          $     149,000              5,321           0
Ondeo Nalco.....................................   $     200,000          $     200,000              7,142           0
Pacific Eagle Insurance Company.................   $     150,000          $     150,000              5,357           0
Penn Treaty Network America Insurance
   Company......................................   $     275,000          $     275,000              9,821           0
Phico Insurance Company.........................   $     600,000          $     600,000             21,428           0
Physicians Mutual Insurance Company.............   $     600,000          $     600,000             21,428           0
Physicians' Reciprocal Insurers Account #7......   $   1,000,000          $   1,000,000             35,714           0
Pioneer Insurance Company.......................   $      90,000          $      90,000              3,214           0
Premera Blue Cross..............................   $   1,600,000          $   1,600,000             57,142           0
R.J.R. Reynolds.................................   $     102,000          $     102,000              3,642           0

                                                                                        -5-

Republic Mutual Insurance Company...............   $      15,000          $      15,000                535           0
Salomon Smith Barney............................   $   1,600,000          $   1,600,000             57,142           0
Scor Life Re Convertible Program................   $     450,000          $     450,000             16,071           0
Shell Pension Trust.............................   $     217,000          $     217,000              7,750           0
Southern Farm Bureau Life Insurance.............   $     600,000          $     600,000             21,428           0
Southern Farm Bureau Life Insurance
   Company......................................   $     750,000          $     750,000             26,785           0
Standard Mutual Insurance Company...............   $     250,000          $     250,000              8,928           0
Starvest Combined Portfolio.....................   $     655,000          $     655,000             23,392           0
Starvest Managed Portfolio......................   $      60,000          $      60,000              2,142           0
State National Insurance Company................   $     100,000          $     100,000              3,571           0
State of Florida Division Treasury..............   $   1,575,000          $   1,575,000             56,250           0
State of Florida, Office of the Treasurer.......   $   3,000,000          $   3,000,000            107,142           0
State of Oregon/Equity..........................   $   5,625,000          $   5,625,000            200,892           0
State Street Bank Custodian for GE
   Pension Trust................................   $   1,655,000          $   1,655,000             59,107           0
Syngenta AG.....................................   $     300,000          $     300,000             10,714           0
Texas Builders Insurance Company................   $     130,000          $     130,000              4,642           0
Texas Hospital Insurance Exchange...............   $      25,000          $      25,000                892           0
The Cockrell Foundation.........................   $      75,000          $      75,000              2,678           0
The Grable Foundation...........................   $     135,000          $     135,000              4,821           0
The Northwestern Mutual Life Insurance
   Company......................................   $   3,750,000          $   3,750,000            133,928           0
The Northwestern Mutual Life Insurance
   Company Group Annuity Separate
   Account......................................   $     250,000          $     250,000              8,928           0
Transguard Insurance Company of
   America, Inc.................................   $     900,000          $     900,000             32,142           0
Tuscarora Wayne Mutual Insurance
   Company......................................   $      90,000          $      90,000              3,214           0
UBS AG London Branch............................   $  13,000,000          $  13,000,000            464,285           0
UBS O'Connor LLC F/B/O O'Connor
   Global Convertible Portfolio.................   $     500,000          $     500,000             17,857           0
UBS O'Connor LLC F/B/O/ UBS Global
   Equity Artibrage Master LTD..................   $   3,000,000          $   3,000,000            107,142           0
United National Insurance Company...............   $     700,000          $     700,000             25,000           0
Vesta-Inex Insurance Exchange IASA..............   $     500,000          $     500,000             17,857           0
Victory Capital Management as Investment
   Manager for Health Foundation of
   Greater Cincinnati...........................   $      75,000          $      75,000              2,678           0
Victory Capital Management as Agent
   for the Charitable Convertible
   Securities Fund..............................   $     645,000          $     645,000             23,035           0
Victory Capital Management as Agent
   for the Charitable Income Fund...............   $     105,000          $     105,000              3,750           0
Victory Capital Management as Agent
   for the EB Convertible Securities Fund.......   $     670,000          $     670,000             23,928           0
Victory Capital Management as Agent
   for the Field Foundation of Illinois.........   $      35,000          $      35,000              1,250           0
Victory Capital Management as Agent
   for the GenCorp Foundation...................   $      35,000          $      35,000              1,250           0
Victory Capital Management as Agent
   for the Key Trust Convertible
   Securities Fund..............................   $     110,000          $     110,000              3,928           0
Victory Capital Management as Agent
   for the Key Trust Fixed Income Fund..........   $     160,000          $     160,000              5,714           0

                                                                                        -6-

Victory Capital Management as Agent
   for the Parker/Key Convertible...............   $     170,000          $     170,000              6,071           0
Victory Capital Management as Agent
   for the Union Security Life Insurance Co.....   $      40,000          $      40,000              1,428           0
Victory Capital Management as Agent
   for the Victory Convertible Securities Fdn...   $     575,000          $     575,000             20,535           0
Victory Capital Management as Agent
   for the Victory Invest Quality Bond Fund.....   $      85,000          $      85,000              3,035           0
Victory Capital Management as Investment
   Manager for Potlatch.........................   $     325,000          $     325,000             11,607           0
Victory Capital Management as Investment
   Manager for the California State Auto
   Assoc Inter-Insurance........................   $     465,000          $     465,000             16,607           0
Victory Capital Management as Investment
   Manager for the California State Auto
   Assoc Retirement Pension Plan................   $      75,000          $      75,000              2,678           0
Victory Capital Management as Investment
   Manager for the JC Penney Life
   Insurance Co.................................   $     700,000          $     700,000             25,000           0
West Virginia Fire Insurance Company............   $      10,000          $      10,000                357           0
Western Home Insurance Company..................   $     190,000          $     190,000              6,785           0
Westward Life Insurance Company.................   $     160,000          $     160,000              5,714           0
White River Securities L.L.C....................   $   3,000,000          $   3,000,000            107,142           0
Wisconsin Lawyers Mutual Insurance
   Company......................................   $     200,000          $     200,000              7,142           0
Wisconsin Mutual Insurance Company..............   $     150,000          $     150,000              5,357           0
World Insurance Company.........................   $     500,000          $     500,000             17,857           0
Zazove Convertible Securities Fund Inc..........   $   1,000,000          $   1,000,000             35,714           0
Zazove Hedged Convertible Fund L.P..............   $   1,500,000          $   1,500,000             53,571           0
Zeneca Holdings Trust...........................   $     430,000          $     430,000             15,357           0
Zurich Institutional Benchmarks Master
   Fund LTD.....................................   $   1,000,000          $   1,000,000             35,714           0

---------------------------------------------------

* This prospectus may also be used by the donees and pledgees of each named selling securityholder after the date of this prospectus.

** Lehman Brothers Inc. was an initial purchaser, and acted as lead underwriter in connection with the original sale, of the senior convertible debentures.